Exhibit 10.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	SynteractHCR, Inc.

CHANGE IN SCOPE 1

WORK ORDER 1

Comprehensive Services for Protocol INS-212

A Randomized, Open-Label, Multicenter Study of Liposomal Amikacin for Inhalation (LAI) in Adult Patients with Nontuberculous Mycobacterial (NTM) lung infections caused by Mycobacterium avium complex (MAC) that are refractory to treatment

This Change in Scope 1 to Work Order 1 ( “WO#1 CIS#1”) made and entered on 27 May 2016 (“Effective Date”) between Insmed Incorporated (“Sponsor”) and SynteractHCR, Inc. (“SynteractHCR”)  SynteractHCR and Sponsor may each be hereinafter referred to as a “Party” or collectively as the “Parties”.

WHEREAS, Sponsor and SynteractHCR are Parties to a certain Master Agreement for Services, effective 27 August 2014, and first amendment thereto, effective December 23, 2014 (collectively the “Agreement”) that governs the provision of services between the Parties;

WHEREAS, Sponsor and SynteractHCR are Parties to a certain Work Order 1, effective December 24, 2014 (“WO#1”) that relates to the provision of comprehensive clinical trial services performed by SynteractHCR in support of Sponsor’s protocol INS-212; and

WHEREAS, both Parties desire to amend WO#1 in certain respects as detailed below.

NOW, THEREFORE, the Parties agree as follows:

1.             Unless otherwise defined herein, all initially capitalized terms shall have the meanings ascribed to such terms in WO#1.

2.             Section 2 of WO#1 entitled Statement of Services shall be renamed Services Checklist & Transfer or Obligations and the information thereunder replaced in its entirety with the following:

The table below outlines the obligations between certain involved parties and associated activities (“Services”) of each party under this WO#1 CIS#1 in support of Sponsor’s protocol INS-212, entitled A Randomized, Open-Label, Multicenter Study of Liposomal Amikacin for Inhalation (LAI) in Adult Patients with Nontuberculous Mycobacterial (NTM) lung infections caused by Mycobacterium avium complex (MAC) that are refractory to treatment (the “Study”).

2.1                               Sponsor/SynteractHCR

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
REGULATORY (for ***)
Investigational New Drug (IND) Preparation/ Submission (***)	X
IND Ongoing Maintenance (***)	X
Annual Update/Report to the IND (***)	X
Annual Update/Report to the IND — Preparation of the		X

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
T/L/Fs (***)
New Drug Application (NDA) or Biologics License Application (BLA) Preparation/Submission (***)	NA	NA
Drug Submission Application (***)	NA	NA
Document Submission to Regulatory Authority (*** or ***)		X	CTA and Clinical Trial Site Information Form (CTSIF) which includes REB approval
REGULATORY (***)
Obtain a *** Clinical Trials (***) Database Number		X
Application for Clinical Trial Authorization (CTA) Preparation/Submission		X
Investigational Medicinal Product Dossier (IMPD) Preparation/Submission	X	X	CRO will review and submit
Application for Ethics Committee (EC) Approval Preparation/Submission		X
Qualified Person (QP) Release	X
Investigational Drug Import Licensure	X
Investigational Drug Export Licensure	X
Local Warehouse(s)	X
Clinical Trial Insurance (Provide/Arrange For)		X
REGULATORY (***)
Ethics Committee Submission	A	X
Regulatory Authority Notification (***)	A	X
Regulatory (for ***)	X
CTN Submission to ***	X
PROJECT START-UP/INITIATION: Assume CRO SOPs to be used
Protocol Development	X	R
Protocol Amendment(s) Development	X	R	To be costed if applicable
Protocol Review	X	R
Protocol Amendment(s) Review & Approval	X	R
Protocol/Protocol Amendment(s) Printing/ Distribution		X	To be costed if applicable
Investigator Drug Brochure (IDB) Development	X	R
IDB Printing/Distribution		X
Model Informed Consent Form (ICF) Development	A	X
Model ICF Review	A	X
Model ICF Distribution		X
Country-Specific ICF	A	X	Sponsor managed: ***: 3rd party vendor
Country-Specific ICF Distribution		X	Sponsor managed: ***: 3rd party vendor
Case Report Form (CRF) Screens Development	A	X
CRF Printing/Shipping		NA
CRF Review	A	X
CRF Completion Guidelines	A	X
Translation of Study Documents		X	SynteractHCR will manage translation vendor

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
Site Feasibility/Report	R	X	Sponsor managed: ***: 3rd party vendor
Site Identification/Selection	A	X	Sponsor managed: ***: 3rd party vendor
Document Submission to Appropriate Review Committee (i.e., IRB/EC)		X
Regulatory/Essential Document Collection/Review		X	Sponsor managed: ***: 3rd party vendor
Regulatory/Essential Document Maintenance (Ongoing Collection/Review)		X	Sponsor managed: ***: 3rd party vendor
Trial Master File (TMF) Set-up/Maintenance	A	X	Sponsor managed: ***: 3rd party vendor
Site Regulatory Binder/Study Procedures Manual	A	X	Sponsor responsible for *** modifications / SynteractHCR review
Other Study Documents/Tools	R	X
Investigator (Site) Agreements/Contracts	A	X	SynteractHCR will sign site contracts after Sponsor review/approval
Investigator Fee Negotiation	A	X	Sponsor managed: ***: 3rd party vendor
Investigator Fee Payment/Tracking	A	X	Sponsor managed: ***: 3rd party vendor
Investigator’s Meeting (Organization/Conduct)	X	X	3 IMs, SynteractHCR will manage meeting planning vendor (***, ***, ***, *** ***. Sponsor responsible for meeting planning associated with ***, ***, ***, and *** ***
Prepare Investigator’s Meeting Binders	X		Sponsor responsible for ***, ***, ***, and *** ***
Investigator’s Meeting (Attend/Participate)	X	X
Aggregate spend/Sunshine Data Reporting	A	X
CLINICAL MONITORING Assume CRO SOPs to be used
Monitoring Plan	A	X	Sponsor managed: ***: 3rd party vendor
Pre-Study Qualification Visits		X	On site or via telephone
Site Initiation Visits		X	Sponsor managed: ***: 3rd party vendor
Interim Monitoring Visits		X	Sponsor managed: ***: 3rd party vendor
Site Close-out Visits		X	Sponsor managed: ***: 3rd party vendor
Monitoring Visit Reports/Follow-up Letters	R	X	Sponsor managed: ***: 3rd party vendor
Site Management/Contact		X	Sponsor managed: ***: 3rd party vendor
Query Resolution		X	Sponsor managed: ***: 3rd

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
party vendor
Study Drug Management (Storage/Distribution/Destruction)		X	Site level

Nebulizer and cleaning supplies Management (Storage/Distribution/Return/Destruction)		X	Site level

MEDICAL MONITORING
Medical Monitoring/Support to Project Team/Sites	X
After-Hours Medical Coverage	X
AE Coding	A	X
SAE Coding	X		Sponsor Managed 3rd Party Vendor
Medical Review of Routine Laboratory Reports	X
Review (Medical) of Data Listings	X
Review (Medical) of CRFs	X
Review (Medical) of Routine ECG Reports	NA
Safety Management Plan	X	R	Sponsor Managed 3rd party vendor
SAE Receipt/Review	X		Sponsor Managed 3rd party vendor
SAE Documentation (SAE Narrative Form)	X
Collection of Safety Data (SAE Data)	X	X	SynteractHCR: Work with 3rd party vendor to obtain information from sites, but *** sites (Sponsor managed 3rd party vendor)
Preparation of ***/*** Form (Safety Reports) North America	X		3rd party vendor
Preparation of ***/*** Form (Suspected Unexpected Serious Adverse Reactions [SUSARs] Reports) (***)	X		3rd party vendor
Safety Reporting to Health/Regulatory Authorities	X		3rd party vendor
SUSARs Reporting to Competent Authorities (***)	X		3rd party vendor
Electronic Reporting of SUSARs to *** *** *** (***) (***)	X		3rd party vendor
Preparation/Submission of Registration Package for Electronic Reporting of SUSARs ***	X		3rd party vendor
Notify Sites of SAEs/Distribute Safety Reports	X		3rd party vendor will provide notifications
Notify Sites and ECs of SAEs and SUSARs/ Distribute Safety Reports (***) SynteractHCR to notify local ECs	X	X	SynteractHCR: Work with 3rd party vendor for all but *** sites (Sponsor managed 3rd party vendor)
Notify Sites and ECs of SAEs and SUSARs/ Distribute Safety Reports (***) SHCR to notify local ECs	X	X	SynteractHCR: work with 3rd party vendor responsible to provide notifications for but *** sites (Sponsor managed 3rd party vendor)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
SAE Reconciliation		(X)	Synteract to assume collaboration with Sponsor managed 3rd party vendor
BIOSTATISTICAL SERVICES Assume CRO SOPs to be used
Develop Randomization Code	A	X
Statistical Analysis Plan (SAP)	A	X
T/L/Fs	A	X
Dry Runs		X	*** dry runs prior to first interim analysis
Interim Statistical Analysis/Summary	A	X
Statistical Analysis	A	X
Final Summary T/L/Fs	A	X
Final Statistical Report	NA	NA
Analysis Datasets Transfers (ADaM)	A	X	ADaM reviewers guide at end of study
DMC TLFs		X	SynteractHCR statistician attendance (via teleconference) at DSMB meetings
DMC Plan		X	Analysis plan for DSMB
Population PK Analysis	X
MEDICAL WRITING Assume CRO SOPs to be used
Patient Narratives (for Study Report)	X		Provided by Sponsor managed 3rd party vendor
CSR with appendices	A	X
Activation of Hyperlinks		X	Assumes *** links per TLF, section cross-references, external links
Final Integrated Study Report	A	X
Subject Profiles	A	X
Manuscript	NA	NA
Preparation of Periodic and Annual Safety Reports	X
Submission of Periodic and Annual Safety Reports to the Health/Competent Authorities and Ethics Committees (ECs) (***)	A	X
IWRS
IWRS for randomization, tracking enrollment and drug supplies, nebulizers and cleaning supplies	X
Drug Supply, Nebulizer and Cleaning Supplies Management — tracking through IWRS	X
QUALITY ASSURANCE (QA)
GCP/ICH Site Audits	X
Vendor Audits	X	X	Vendor audits may occur for those sponsor designated vendors that SynteractHCR will hold the contract for

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
PROJECT MANAGEMENT Assume CRO SOPs to be used
Project Management		X
Project Management Plan	A	X
Project Set-up/Maintenance		X
Face-to-Face Meeting(s)	X	X	*** per year, per sponsor, Global PM, Global CL, regional PMs
Team Teleconference(s) (Frequency: weekly)	X	X
Enrollment Updates/Project Status Reports	A	X	Posted on project website
Project Newsletters	NA	NA	Regular, frequent eBlasts
Trial Master File (TMF) Reconciliation	A	X
Training of Project Team	X	X
Vendor Management		X
SUB-CONTRACTING SERVICES
Central IRB Selection		X
Drug Packaging/Labeling/Depot	X
Central Laboratory (Select/Contract)		X
Vendor Management	A	X	Includes contracting and payment administration

2.2                               Sponsor/***/SynteractHCR

Services Checklist & Transfer of Obligations

X=Responsibility; A=Approve; R=Review

Activity	Sponsor	***	SynteractHCR	Comments
DATA MANAGEMENT
Data Management Plan	A		X
CRF Design	A	X	X
Data Edit Specs — Access to Rapid Study Builder	A	X	R
Data Edit Specs — Write Edit Checks	A		X
Data Listings — J Review/Reports	X
Data Listings — BOXI Reports	A
*** Annotated CRF	A	X
CCG Creation	A		X
Database Dev. — Core Configuration	A	X	R
Database Dev. — Reporter	A	X	R
Database Dev. — URL	X	X	R
Database Dev. — Programming	A	X	R	SynteractHCR review via SDS
Database Dev. — Central Lab result uploads	A	X
Create Data Transfer Agreement for Central Lab result uploads	A	R	X
Confirm Central Lab result uploads occurring as expected		X	X	Will require load success/failure information from ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility; A=Approve; R=Review

Activity	Sponsor	***	SynteractHCR	Comments
User Administration	A		X	Sponsor approves SynteractHCR to manage both Balance and ***
UAT Testing	R/A	X	X
Electronic Data Capture (EDC)	A	X		Sponsor url
EDC Training — e Learning	A	X	R
EDC Training — Site Study Specific Training (ex: CCGs)	A		X
EDC Helpdesk		X
eCRF Completion Questions			X
CRF Processing, Tracking, and Receipting	NA	NA
Data Entry/Verification	NA	NA
Query Generation/Resolution — Manual Queries	X		X
Query Generation/Resolution — System Queries		X
Query Generation/Resolution—DM/coding queries	A		X	Sponsor approves SynteractHCR to generate
Coding Dictionaries (***; ***	X	X	X	All parties have licenses for dictionaries
Medical Coding (AEs; med hx; concomitant drugs)	A		X
Monthly SAE Reconciliation	R		X	PV to provide monthly listings
Receipt of Local Lab Data (Paper)	NA	NA
Receipt of Vendor Electronic Data (Micro Labs)			X
Define Critical Variables	NA	NA
Critical Variable Audit	NA	NA
Final Database QC Audit	NA	NA
Interim Data Transfer(s)	A		X	To be further defined in DMP
QC Final Structure of SAS Datasets			X	Subject CRF as entered against SAS data output
Final Database Closure/Transfer	A		X	To be further defined in DMP
QC and Send CDs (pdfs of final subject casebook)	A		X	To sites and sponsor
Archive CRFs and Database of Record	X	X
Oversight: Global Planning & Coordination	X		X	Sponsor oversight of vendors and study at large; SynteractHCR to also provide oversight of day to day tasks from vendors that

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility; A=Approve; R=Review

Activity	Sponsor	***	SynteractHCR	Comments
are managed by SynteractHCR
***/Sponsor adherence to DB build timelines	X	X
SynteractHCR adherence to DB build timelines —SynteractHCR tasks/deliverables			X
Routine Status Reports	A		X
DM review of status reports	R		X	Status reports will be run *** and reviewed by SynteractHCR DM and provided to Insmed
External Data Reconciliations (Safety Labs, PK, Microbiology)			X
Migrations/Publish Checks	A	X	R
Download Raw SAS Datasets for SDTM programming			X
Create and transfer CDISC compliant datasets (SDTM)	A		X	*** SDTM transfers to sponsor, SDTM data should be run through Open CDSIC and output reviewed by SynteractHCR. SDTM reviewers guide at end of study

SDTM Annotated CRF (blank.crf)	A		X
Balance (RTSM)	X	X	X
Build for Balance (RTSM) for randomization, and drug supplies, nebulizers and cleaning supplies	X	X	X	SynteractHCR to be involved in all Balance meetings and trainings
Balance Build Specification	A	X	R
RTSM Testing (UAT)	X	X	X	*** to provide UAT environment and Guidance; SynteractHCR to develop test scripts covering integration with *** and trial supply assignments.
Management of Drug Supply, Nebulizer and Cleaning Supplies through RTSM	X		X
Activating Inventory lists in RTSM	A			Nebulizers, cleaning supplies, IP, all other ancillary supplies
Balance HelpDesk		X		This is pure tech support
Balance User Support			X	Triaging user’s questions and concerns regarding Balance
Balance Training - e Learning	A	X	R	SynteractHCR to present at Investigator Meetings
Study Specific Balance Training and Documentation	A		X

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Services Checklist & Transfer of Obligations

X=Responsibility; A=Approve; R=Review

Activity	Sponsor	***	SynteractHCR	Comments
Supply Depot Management	X
Define data fields that can be updated in Balance	A		X
Balance Contingency Plan	A		X	SynteractHCR to create plan, Sponsor to approve
Adherence to RTMS build timeline	X	X	X

3.             Section 5 of WO#1 entitled Project Costs shall be renamed Project Assumptions and the information thereunder replaced in its entirety with the following:

5.1          Specifications

Specifications	WO #1	WO#1 CIS #1
GENERAL STUDY INFORMATION
Number of Screened Patients	***	***
World Wide (Minus ***)	***	***
Total Number of Enrolled Patients	***	***
World Wide (Minus ***) Number of Evaluable Subjects at V9 (M8) Number of Subjects V9 to V17 Number of Subjects Eligible for INS-312	***	*** *** *** ***
Project Number of Randomized Subjects By Region	***	***
***	***	***
***	***	***
***	***	***
***	***	***
Total Number of Sites	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Specifications	WO #1	WO#1 CIS #1
Project Duration (Months)	***	***

*** Subject *** Visit *** (***) — ***

*** Subjects Visit *** (***) — ***

*** Subject *** Visit *** (***) — ***

*** Subject *** Visit *** (***) — ***

*** Subject *** Visit *** (***) — ***

*** Subject *** Visit *** — ***

Clinical Study Report

	***	*** *** *** *** *** *** ***
Clinical Operations (Months)	***	***
Patient Enrollment Duration	***	***
Per Patient Randomized Open-Label Treatment Duration	***	***
Per Patient Off-Treatment Duration	***	***
PROJECT MEETINGS
Kick-Off Meeting at Sponsor office in ***	***	***
Investigator Meetings	***	***
*** *** meeting *** (including CRA Training Meeting; *** of travel; attendees: Global Program Manager, Global Project Manager, *** Clinical Lead, *** Project Manager, CRA team, and Lead Data Manager	***	***

***

*** meeting *** (including CRA Training Meeting);

*** of travel;

attendees: Global Program Manager, Global Project Manager, Global Clinical Lead, *** Clinical Lead, *** Project Manager, *** Project Manager, *** Clinical Leads, the CRA team, and Lead Data Manager

	***	***

***

*** meeting *** (including CRA Training Meeting);

attendees: Global Program Manager, Global Project Manager, Global Clinical Lead, Regional Project Managers, *** Clinical Lead, *** Project Manager, *** Project Manager, the CRA team, and Lead Data Manager

	***	***
*** *** meeting *** (including CRA Training Meeting); attendees: Global Program Manager, and Lead Data Manager		***
*** *** meeting *** (including CRA Training Meeting); attendees: Third Party Project Manager and third party CRA team.	***	***
*** *** meeting ***; attendees: *** Project Manager, *** CRAs and 1 Senior CRA.	***	***
Refresher Meetings		***
*** (***) - *** *** meeting ***	***	***
*** Refresh Meeting (***) - *** *** meeting ***		***
Number of Face-to-Face Meetings	***	***
Total Number of Separate Team Teleconferences with Sponsor

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Specifications	WO #1	WO#1 CIS #1
Global Project Team: ~*** SynteractHCR attendees per teleconference through ***, *** thereafter	Not Defined	***
Project Start to ***		*** (***)
*** *** to *** ***		*** (***)
*** to *** (***)		*** (***)
To Clinical Study Report (*** ***)		*** (***)
Data Management Team		***
Project Start to December 2015: ~*** SynteractHCR attendees		*** (***)
*** *** to *** *** (*** ***): *** SynteractHCR attendee		*** (***)
To Clinical Study Report (*** ***): *** SynteractHCR attendees		*** (***)
Clinical Operations Team		***
Project Start to *** ***: *** SynteractHCR attendees		*** (***)
Vendor Specific Project Teams		***
Project Start to *** ***: ~*** *** *** SynteractHCR attendees		*** (***)
*** *** to *** ***: ~*** SynteractHCR attendees		*** (***)
*** *** to *** ( *** ***): ~*** *** SynteractHCR attendees		*** (***)
To Clinical Study Report (*** ***): SynteractHCR attendees TBD		*** (***)
DATA MANAGEMENT
Number of Unique CRF Pages	***	***
Number of CRF Pages per Screened Patient per Sponsor	***	***
Number of CRF Pages per Completed Patient	***	***
Total Number of CRF Pages	***	***
Number of Edit Checks	***	***
Number of Queries per Patient	***	***
Number of Complex BOXI Reports	***	***
Number of Non-Complex BOXI Reports	***	***
Number of Data Review Listings	***	***
SITE IDENTIFICATION/ FEASIBILITY
Site ID Duration (Months)	***	***
Number of Sites Contacted with Survey/Questionnaire/Qualification Calls	***	***
Number of Sites for Debarment Verification	***	***
Number of Countries (Minus ***Plus***and***	***	***
SITE CONTRACTS
Total Number of Site Contracts	***	***
Total Number of Ancillary Agreements	***	***
Total Number of Agreement Amendments	***	***
CLINICAL OPERATIONS
Total Number of Clinical Leads	***	***
Global Clinical Lead	***	***
Regional Clinical Leads — ***	***	***
Regional Clinical Lead — ***./***/***	***	***
Regional Clinical Lead — *** (Sponsor Support)	***	***
Total Number of Regional CRAs	***	***
Number of CRAs — ***/***	***	***
Number of CRAs — ***	***	***
Number of CRAs — ***	***	***
Total Number of Site Qualification Visits (Minus ***)	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Specifications	WO #1	WO#1 CIS #1
***	***	***
***	***	***
***		***
***	***	***
Total Number of Telephone Qualification Visits (Minus ***)	***	***
***	***	***
***	***	***
Total Number of Initiation Visits (Minus ***)	***	***
***	***	***
***	***	***
***		***
***	***	***
Total Number of Interim Monitoring Visits (Minus ***)	***	***
***	***	***
***	***	***
***		***
***	***	***
Total Number of Additional Days on Site (Minus ***)	***	***
***	***	***
***	***	***
***	***	***
Total Number Close-out Visits (Minus ***)	***	***
***	***	***
***	***	***
***		***
***	***	***
QUALITY ASSURANCE AUDITS
Number of Site Audits — ***/***	***	***
Number of Site Audits — ***	***	***
Number of Site Audits — ***	***	***
Number of Vendor Audits — ***/***	***	***
Number of Vendor Audits — ***	***	***
Number of Vendor Audits — ***	***	***
MEDICAL SAFETY
Number of SAEs	***	***
Number of Coded Items per Patient	***	***
BIOSTATISTICS
Number of Outside Data Vendors	***	***
Number of Outside Vendor Data Transfers (Monthly)	***	***
Number of Unique Efficacy Tables	***	***
Number of Unique Safety Tables	***	***
Number of Repeat Tables	***	***
Number of DSMB Tables	***	***
Number of Annual Report Tables	***	***
Number of Unique Graphs	***	***
Number of Repeat Graphs	***	***
Number of DSMB Graphs	***	***
Number of Listings	***	***
Number of DSMB Listings	***	***
Number of Annual Report Listings	***	***
Number of ADaM Datasets	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Specifications	WO #1	WO#1 CIS #1
Number of SDTM Domains	***	***
Number of TDM Datasets	***	***
Number of Interim Analyses	***	***
Number of DMC Meetings	***	***
Number of Transfers of SDTMs to Sponsor	***	***
Number of Annual Reports	***	***

Notes:

i.                                          All assumptions are based on the Protocol Amendment #2 and schedule of events dated ***. Study start-up and maintenance activities reflect the overall protocol development timeline:

•                  Protocol, dated *** *** ***

•                  Protocol Amendment 1, dated ***

•                  Protocol Amendment 2, dated ***

•                  Protocol Clarification Memorandum, dated  ***

•                  Protocol Clarification Memorandum, dated ***

ii.                                       Costs are included for SynteractHCR to perform activities in the regions and service areas and with the vendors as detailed in this amended Work Order 1. Activities requested by Sponsor not included in this amended Work Order 1 will be included in a Change in Scope.

iii.                                    Clinical Lead time is assumed to include the following:

1.              Project Meeting Preparation/Attendance (Internal and External Project Teams)

2.              Clinical Operations Team Coordination

•                  Site Selection and Activation Processes

•                  Team Training Oversight

•                  Monitoring Plan Compliance

•                  Visit Calendar Oversight

•                  Visit Conduct Supervision

•                  Visit Report Review/Approval

•                  Site Management Supervision

•                  Quality Oversight

•                  Deviation Management/Issue Escalation

•                  Key Performance Indicator and Trend Management

•                  Site Audit Response Management

3.              Study Specific Documentation Development

4.              Study Specific Tracking, and associated processes

iv.                                   The following Clinical Operations activities are not assumed for the purposes of this agreement:

1.              Changes to agreed upon study specific tracking reports, including increased frequency

2.              Interaction with Sponsor’s regional/marketing groups, managed vendors, or Site Account Managers

3.              Clinical Research Associate site interactions beyond the requirements of the approved Clinical Monitoring Plan

4.              Sponsor staff training

v.                                      All deliverables and project materials will be in English (this includes all documents provided to SynteractHCR). If translations are needed, translation activities will be handled by a third party vendor and SynteractHCR.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

vi.                                   All SynteractHCR activities will be conducted according to SynteractHCR SOPs.

vii.                                SynteractHCR templates will be used for all appropriate project documents.

viii.                             Sponsor will retain responsibility for all activities that are not assigned to SynteractHCR.

ix.                                   Estimates assume four rounds of revisions for project documents requiring review/approval by Sponsor. All Sponsor comments/changes will be collated and provided to SynteractHCR in one document.

x.                                      SynteractHCR may perform vendor audits; exact sites/locations will be determined by SynteractHCR and Sponsor and costs may be adjusted accordingly.

xi.                                   Site CDAs and contracts will be between SynteractHCR and the sites, after Sponsor has reviewed and approved.

xii.                                Sponsor and SynteractHCR hold a current *** license and a current WHODDE license.

xiii.                             Data for screen failure patients will be entered into *** on eCRFs by site personnel.

xiv.                            EDC training will be web-based.

xv.                               Costs include User Acceptance Testing (UAT) of the clinical database performed by SynteractHCR.

xvi.                            Web Access includes access to the reports portion of the project web page for eight Sponsor personnel. Additional users will incur additional costs.

xvii.                         All Central Laboratory results will be provided to SynteractHCR as electronic data transfers.

xviii.                      Costs have been included for central laboratory data to be integrated into *** via *** Web Services.

xix.                            Costs include database migrations occurring before ***. Additional costs for database migrations will be included in a subsequent CIS.

xx.                               SynteractHCR will receive and reconcile PK header information on a quarterly basis for this study.

xxi.                            DM site payment report programming assumes monthly site payments.

xxii.                         For the interim analyses, SynteractHCR will provide a subset of the final tables, listings and figures.

xxiii.                      The database will be locked for the *** Interim Analysis of primary endpoints. For the DSMB analyses and the *** safety follow up analysis, the tables, listings, and figures will be run on dirty data (a database soft-lock will not occur prior to the analyses).

xxiv.                     SynteractHCR will provide SDTM datasets, ADaM datasets, TDM, blankcrf.pdf, DEFINE.XML for SDTM and DEFINE.XML for ADaM and user guides.

xxv.                        Sponsor (or designee) will provide SynteractHCR with the final patient SAE narratives for inclusion in the final study report. The SynteractHCR medical writer will not revise or re-format the patient SAE narratives.

xxvi.                     Non-SAE narratives are generally written and included in the CSR for patients with AEs that lead to discontinuation of the study and/or study drug, or for AEs of special interest. Depending on the number and complexity of these narratives, additional time may be required to produce and QC. This is usually determined during CSR development.

xxvii.                  The compiled CSR will have a hyperlinked and bookmarked Table of Contents. Collection and filing of CSR appendix documents will be completed per ICH guidelines.

xxviii.               Project Management costs include Sponsor meeting attendance, managing team meetings and conference calls and providing meeting minutes, vendor management, and overall project administration tasks.

xxix.                     Project Administration includes the creation and maintenance of the clinical document database, maintenance of regulatory documents, review and processing of expense reports, generation of regular reports, and processing of site and vendor payments.

xxx.                        If reasonably requested by Sponsor, periodic face to face internal management meetings between SynteractHCR and ***, *** SynteractHCR and *** SynteractHCR, and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

SynteractHCR and Sponsor may occur during the life of the study. Sponsor will be billed for pass-through travel costs if applicable.

xxxi.                     Clinical monitoring visits are costed based upon the following visit unit assumptions:

•                  Qualification Visits

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  Initiation Visits

•                  *** average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  Routine Monitoring Visits

•                  *** average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  Close-Out Visits

•                  *** average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

•                  ***: average *** travel, *** on site, *** preparation/follow-up/report-writing

xxviv.              Enrollment prompting and motivation clinical monitoring visits are not contemplated in this agreement.

xxx.                        SynteractHCR Vendor Management Responsibilities

•                  *** — Investigator Agreement and Grant Management

•                  *** — *** CRO

•                  *** — *** CRO

•                  *** — *** Laboratory

•                  *** — *** Laboratory

•                  *** — Safety Laboratory

•                  *** — *** Study Coordinator Assistance

•                  *** *** — Investigator Meeting Services / Site Feasibility

•                  *** — *** Regulatory Services

•                  *** — Translation Services

5.2                               Project Budget Summary

The project budget is based on the sites, countries and timeline included in the project Specifications.  Changes to these specifications will impact the hourly rates and fees used to determine the milestones and related pass-through expenses.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

The rates used to create the budget in this WO#1 CIS#1 are based on a fixed inflation factor of *** per year beginning *** through study end ***.  As of *** of each year starting in ***, SynteractHCR will compare the budgeted inflation factor to the inflation factor given in the most recent Radford CRO-Pharmaceutical Trends Report (“RCPTR”).  If, on a cumulative basis for any given year, the ratio of the RCPTR-based inflation factor to the budgeted inflation factor is greater than *** or less than ***, an inflation adjustment charge or credit will be invoiced.

SynteractHCR will not exceed the project budget without an approved Change Notification Form in accordance with Section 2.1 of the Agreement.

Professional Service Fees (USD)

Service Category	Original Contract			Change in Scope #1*
Clinical Operations	$	***		$	***
Site/Vendor Audits	$	***		$	***
Regulatory Affairs	$	***		$	***
Central Randomization/ Inventory Management	***			$	***
Data Management	$	***		$	***
Biostatistics	$	***		$	***
Medical Writing	$	***		$	***
Project Management	$	***		$	***
Sub-Total Professional Service Fees	$	***		$	***
FX Adjustment in 2015	$	***		$	(***	)
FX Adjustment 2016 to Study End	$	***		$	(***	)
Inflation 2016 to Study End	$	***		$	***
***% Discount on Invoicing	$	(***	)	$	(***	)
Total Professional Service Fees	$	***		$	***

* Upon completion of Patient Randomization, a cost reduction will be reviewed as a result of a reduction in the number of sites for any site that has not randomized a patient for the study.

The fees for services provided by resources in the *** and presented in this WO#1 CIS#1 are based on a fixed exchange rate between *** and *** *** (*** = ***  or the “Base Rate”).  If the exchange value of the *** *** rises or falls by *** or more from the Base Rate during the course of the project, the costs for ***-resourced services shall be adjusted accordingly.

The fees for services provided by resources in the *** and presented in this CIS#1 are based on an identified fixed exchange rate dated *** *** *** using http://www.oanda.com between *** *** and *** ***, *** *** = *** ***”). If the exchange value of the US Dollar rises or falls by *** or more from the Base Rate during the course of the project, the costs ***-resourced services shall be adjusted accordingly.

5.3                               Estimated Pass Through Expenses

Travel-related expenses, mailing/courier costs, translation costs, IRB/EC and other regulatory submission fees, site fees, patient recruitment/retention fees, Investigator Meeting planning fees, laboratory fees, and miscellaneous project costs (e.g., binders, folders, tabs, labels, packaging materials, printing)  are

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

considered project-related pass-through expenses and are not included in the professional Service fees.  These costs will be invoiced directly to Sponsor without markup.  Additional pass-through expenses that are not listed in the table below will require pre-approval from Sponsor before incurring and invoicing.

Estimated Pass Through Expenses (USD)

		Original Contract			Change in Scope #1
Item	Unit	No of Units	Cost per Unit	Total	No of Units	Cost per Unit	Total
TRAVEL
Travel (*** Visits)	visit	***	***	***	***	***	***
Travel (*** Visits)	visit	***	***	***	***	***	***
Travel (*** Visits — Air, etc.)	visit	***	***	***	***	***	***
Travel (*** Visits — Local)	visit	***	***	***	***	***	***
Meeting Travel — ***	meeting	***	***	***	***	***	***
Meeting Travel — ***	meeting	***	***	***	***	***	***
Meeting Travel — ***	meeting	***	***	***	***	***	***
Ad hoc Visit Travel — ***	visit	***	***	***	***	***	***
Site Audit Travel - ***	audit	***	***	***	***	***	***
Site Audit Travel - ***	audit	***	***	***	***	***	***
Site Audit Travel - ***	audit	***	***	***	***	***	***
Vendor Audit Travel - ***	audit	***	***	***	***	***	***
Vendor Audit Travel - ***	audit	***	***	***	***	***	***
Vendor Audit Travel - ***	audit	***	***	***	***	***	***
Regulatory/EC/IRB Fees			***	***	***	***	***
Central IRB Fees ***/***	study	***	***	***	***	***	***
Local and Central EC Fees ***	study	***	***	***	***	***	***
Fees for Central Authority Notification - ***	country	***	***	***	***	***	***
Regulatory/EC Submission Fees ***	study	***	***	***	***	***	***
Other			***	***		***	***
Protocol and ICF Printing	*** sites	***	***	***	***	***	***
Teleconferencing	month	***	***	***	***	***	***
Shipping	month	***	***	***	***	***	***
Printing	study	***		***	***	***	***
***	study			***	***	***	***
Miscellaneous Project Expenses	month	***	***	***	***	***	***
*** *** — ***	study			***	***	***	***
Legal Representation - ***	study	***	***	***	***	***	***
Investigator Fees — ***/***	patient	***	***	***	***	***	***
Investigator Fees — ***	patient	***	***	***	***	***	***
Investigator Fees — ***	patient	***	***	***	***	***	***
Site Start-up Fees — ***	site	***	***	***	***	***	***
Site Start-up Fees — ***	site	***	***	***	***	***	***
Site Start-up Fees — ***	site	***	***	***	***	***	***
Trial Insurance	study		***	***	***	***	***
Central Laboratory (***)	laboratory	***	***	***	***	***	***
Regional Laboratories (***)	laboratory	***	***	***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Estimated Pass Through Expenses (USD)

		Original Contract			Change in Scope #1
Item	Unit	No of Units	Cost per Unit	Total	No of Units	Cost per Unit	Total
Investigator Meeting — ***	meeting	***	***	***	***	***	***
Investigator Meeting — ***	meeting	***	***	***	***	***	***
Investigator Meeting — ***	meeting	***	***	***	***	***	***
Translation Vendor (estimate)	language	***	***	***	***	***	***
***: Professional Service Fee	study	***	***	***	***	***	***
***: Hosting Fee for ***	month	***	***	***	***	***	***
CTA Submission - SPharm (CTA review and signature)	CTA	***	***	***	***	***	***
Total		***	***	***	***	***	***

SynteractHCR assumes that Sponsor’s teleconference number(s) will be used for regular project team calls, otherwise SynteractHCR will pass through conference call costs directly to Sponsor. International wire fees for site/vendor payments will be passed through to Sponsor. *** pass-through costs are estimates subject to change, and exclude any applicable VAT.

5.4                               Payment Terms

An advance of *** percent (***%) of the Professional Service Fees after discount (the “WO#1 Advance” equal to $***) has been paid under the Letter of Intent in the amount of *** ($***) and Work Order 1 in the amount of *** ($***).  No further advance payment is due under WO#1 CIS#1.  The WO #1 Advance will be adjusted on an annual basis, beginning *** (***) year from the Effective Date until all payments have been made/credited under this Work Order 1, such that the WO#1 Advance will equal *** (***) of the Professional Service Fees payments made during the prior year after discount.  If the WO#1 Advance exceeds *** (***) of the remaining Professional Service Fees, Sponsor may, at its option, receive a refund of the amount exceeding *** within *** (***) days, or credit the amount exceeding *** against any outstanding invoice(s) and then any subsequent invoice(s) until expended.

In line with Sponsor’s request to convert to a milestone payment and unit billing system for Professional Service Fees, SynteractHCR will invoice Sponsor the following amounts upon achievement of the associated milestones:

Milestone**	Estimated Date	% of Milestones	Amount
Fees invoiced on a time and materials basis through December 2015*	***	***	$	***
*** of Subjects Randomized	***	***	$	***
*** of Subjects Randomized	***	***	$	***
*** of Subjects Randomized	***	***	$	***
*** of Subjects Randomized (defined as ***)	***	***	$	***
*** Randomized Subjects’ CRF Pages cleaned and locked (for Analysis ***)	***	***	$	***
*** Randomized Subjects’ CRF Pages cleaned and locked (for Analysis ***)	***	***	$	***
*** of Randomized Subjects’ CRF Pages cleaned and locked (Final Database Lock for Primary Endpoint Analysis ***)	***	***	$	***
Final TLFs for Analysis ***	***	***	$	***
Final CSR for Primary Endpoint Analysis ***	***	***	$	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Milestone**	Estimated Date	% of Milestones	Amount
*** of Randomized Subjects’ CRF Pages (for Final Analysis) cleaned and locked	***	***	$ ***
*** of Randomized Subjects’ CRF Pages (for Final Analysis) cleaned and locked	***	***	$ ***
*** of Randomized Subjects’ CRF Pages cleaned and locked (Final Database Lock for Final Analysis)	***	***	***
Final CSR — Supplemental	***	***	***
TMF Transfer	***	***	***
Total		***	***

*Includes FX adjustments for ***. Amount before adjustments is $***

** CRF pages cleaned and locked is defined as expected data entered (no missing pages), all data SDV’d, all data reviewed, including Sponsor review, no outstanding queries, all coding (AE, MH, CM) performed and approved by Insmed, all SAE reconciliation completed and approved by Insmed, all vendor (safety labs, microbiology labs, PK) reconciliation performed and final transfers received (microbiology data final transfer should have unblinded data), PI signatures obtained, all forms frozen and locked.

In addition, SynteractHCR will invoice Sponsor a fixed monthly management charge, and will invoice for completed routine monitoring visits on a unit fee basis, at the following rates:

Monthly Management

# of Project Months	Monthly Fee		Total
*** (*** *** through *** ***)	$	***	$	***
*** (*** *** through *** ***)	$	***	$	***
Total			$	***

Units for Monitoring Visits

Type	Total RMVs	Unit Cost		Total
***/*** Site Qualification Visits	***	$	***	$	***
***/*** Telephone Site Qualification Visits	***	$	***	$	***
***/*** Site Initiation Visits	***	$	***	$	***
***/*** Interim Monitoring Visits	***	$	***	$	***
***/*** Additional *** on Site	***	$	***	$	***
***/*** Close Out Visits	***	$	***	$	***

*** Site Qualification Visits	***	$	***	$	***
*** Telephone Site Qualification Visits	***	$	***	$	***
*** Site Initiation Visits	***	$	***	$	***
*** Interim Monitoring Visits	***	$	***	$	***
*** Additional *** on Site	***	$	***	$	***
*** Close Out Visits	***	$	***	$	***

*** Site Qualification Visits	***	$	***	$	***
*** Site Initiation Visits	***	$	***	$	***
*** Interim Monitoring Visits	***	$	***	$	***
*** Close Out Visits	***	$	***	$	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Type	Total RMVs	Unit Cost		Total
*** Site Qualification Visits	***	$	***	$	***
*** Site Initiation Visits	***	$	***	$	***
*** Interim Monitoring Visits	***	$	***	$	***
*** Additional *** on Site	***	$	***	$	***
*** Close Out Visits	***	$	***		***
Total				$	***

The following table summarizes the maximum Professional Service Fees to be paid under WO#1 CIS#1:

Payment Type	Amount
Milestone Payments	$	***
Monthly Management and Maximum RMV Payments	$	***
*** Discount	$	(***	)
Maximum Total Professional Service Fees	$	***

At the completion of the project, if payments received by SynteractHCR exceed the cost of the work completed, SynteractHCR will reimburse Sponsor for the amount overpaid within *** (***) days.

Additionally, prior to the payment of sites, Sponsor and SynteractHCR will agree upon the site/investigator grant schedule and budget that corresponds with the schedule and budget in the executed Site Agreement and Sponsor will provide adequate funds to SynteractHCR in advance for site payments.  All payments from SynteractHCR to investigators will be made from funds provided in advance by Sponsor.  SynteractHCR will make payment to sites upon presentation of an invoice at the frequency detailed within the site agreement.

5.5                               Changes in Scope

If, in the opinion of SynteractHCR, and mutually agreed to by Sponsor, the scope of the work exceeds, or is reduced from, what is described in this amended Work Order 1, SynteractHCR will generate a Change in Scope in accordance with Section 2.1 of the Agreement.

5.6                               Invoices and Payment Correspondence

SynteractHCR will send invoices via US Mail and email to the following mailing address:

Insmed Incorporated

10 Finderne Avenue

Building 10

Bridgewater, NJ 08807-3365

Attn: Accounts Payable

Phone: ***

Email: ***

With an email copy to *** at ***

Phone or email correspondence in regard to payment inquiries should be addressed to the following individuals:

If to Sponsor:	If to SynteractHCR:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insmed Incorporated	WO#1 CIS#1	SynteractHCR, Inc.

Insmed Incorporated	SynteractHCR, Inc.
10 Finderne Avenue	5759 Fleet Street
Building 10	Suite 100
Bridgewater, NJ 08807-3365	Carlsbad, CA 92008
Attn: Accounts Payable	Attn: Accounts Receivable
Phone: ***	Phone: ***
Email: ***	***

Either Party may change its address and/or contact person for such notices and communications by written notice to the other party in accordance with this Section.

To pay an invoice via wire transfer, Sponsor will use the following information to process the payment:

Account Name: SynteractHCR, Inc.

Bank Name: ***

Account Number: ***

Routing Number: ***

For invoices paid via wire transfer or ACH, Sponsor will send a remittance of the payment to Accounts Receivable at *** or fax number ***.

4.                                      Attachment 1 to WO#1 entitled Detailed Budget is hereby deleted in its entirety.

5.                                      Except as amended hereby, Work Order 1 shall remain in full force and effect.

6.                                      This WO#1 CIS#1 shall become binding when any one (1) or more counterparts hereof, individually or taken together, shall bear the signatures of both parties.  This WO#1 CIS#1 may be executed by facsimile or exchange of PDF copies, and in two (2) or more counterparts, each of which will be deemed an original document, and all of which, together with this writing, will be deemed one (1) instrument.

IN WITNESS WHEREOF, the parties have caused this WO#1 CIS#1 to be executed by duly authorized representatives as of the Effective Date.

SynteractHCR, Inc.	Insmed Incorporated

/s/ Stewart Bieler	/s/ Renilde Heyrman
Name: Stewart Bieler	Name: Renilde Heyrman
Title: CAO	Title: Senior VP, Clinical Development and Operations
Signature Date: July 5, 2016	Signature Date: June 30, 2016